UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 18, 2014

Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
CIBC Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-180779-09	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 18, 2014, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2014 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, custodian, certificate registrar and authenticating agent, of Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16 Commercial Mortgage Pass-Through Certificates, Series 2014-C16 (the “Certificates”).

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class A-S, Class B, Class PST and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-C, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates were sold to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC, as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of June 5, 2014, between the Registrant, Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) and the Underwriters.

The Privately Offered Certificates were sold to Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of June 5, 2014, between the Registrant, MSMCH and the Initial Purchasers.  The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16, a common law trust fund formed on June 18, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are seventy-six (76) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred ten (110) multifamily, commercial and manufactured housing community properties.  The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC, Bank of America, National Association and CIBC Inc.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate principal amount of $1,095,896,000, on June 18, 2014.  The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,591,361, were approximately $1,194,175,611 plus accrued interest from the cut-off date.  Of the expenses paid by the Registrant, none were paid directly to affiliates of the Registrant, none were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $100,000 were expenses paid to or for the Underwriters and $5,491,631 were other expenses.  All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale.  The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate principal amount of $171,035,846, in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.  Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, filed June 17, 2014 (including, as to the price per class of Publicly Offered Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in its Prospectus Supplement, dated June 5, 2014, to the accompanying Prospectus, dated October 1, 2013.  The related registration statement (file no. 333-180779) was originally declared effective on September 10, 2012.

The Mortgage Loans secured by the mortgaged properties identified as “Arundel Mills & Marketplace,” “Marriott Philadelphia Downtown” and “La Concha Hotel & Tower” on Schedule I to the Pooling and Servicing Agreement (the “MSBAM 2014-C15 Serviced Mortgage Loans”), which are assets of the Issuing Entity, are each part of a related non-serviced loan combination that includes the related MSBAM 2014-C15 Serviced Mortgage Loans and one or more pari passu companion loans, which are not assets of the Issuing Entity.  The MSBAM 2014-C15 Serviced Mortgage Loans are being serviced and administered under the pooling and servicing agreement, dated as of April 1, 2014 (the “MSBAM 2014-C15 Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, and Situs Holdings, LLC, as trust advisor, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 securitization transaction into which all or a portion of each pari passu companion loan related to the MSBAM 2014-C15 Serviced Mortgage Loans was deposited.  The MSBAM 2014-C15 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The Mortgage Loan secured by the mortgaged property identified as “State Farm Portfolio” on Schedule I to the Pooling and Servicing Agreement (the “State Farm Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “State Farm Portfolio Non-Serviced Loan Combination”) that includes the State Farm Portfolio Mortgage Loan and three pari passu companion loans, which are not assets of the Issuing Entity (collectively, the “State Farm Portfolio Non-Serviced Companion Loan”).  The State Farm Mortgage Loan is being serviced and administered under the pooling and servicing agreement, dated as of June 1, 2014 (the “COMM 2014-UBS3 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor, relating to the COMM 2014-UBS3 Mortgage Trust securitization transaction into which a portion of the State Farm Portfolio Non-Serviced Companion Loan was deposited.  The COMM 2014-UBS3 Pooling and Servicing Agreement is attached hereto as Exhibit 99.2.

As disclosed in the prospectus supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on June 17, 2014 (the “Prospectus Supplement”), the terms and conditions of the MSBAM 2014-C15 Pooling and Servicing Agreement applicable to the servicing of the MSBAM 2014-C15 Serviced Mortgage Loans and the COMM 2014-UBS3 Pooling and Servicing Agreement applicable to the servicing of the State Farm Portfolio Mortgage Loan are similar (except as noted in the Prospectus Supplement, including under “Servicing of the Mortgage Loans-- Additional Matters Relating to the Servicing of the Non-Serviced Mortgage Loans” in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the Mortgage Loans (other than the MSBAM 2014-C15 Serviced Mortgage Loans and State Farm Portfolio Mortgage Loan), which are described under “Servicing of the Mortgage Loans” in the Prospectus Supplement.

Item 8.01. OTHER EVENTS

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated June 18, 2014.

8.1	Tax Opinion of Sidley Austin LLP, dated June 18, 2014 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

99.1
Pooling and Servicing Agreement, dated as of April 1, 2014, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, and Situs Holdings, LLC, as trust advisor, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 securitization transaction, pursuant to which the MSBAM 2014-C15 Serviced Mortgage Loans are serviced.

99.2
Pooling and Servicing Agreement, dated as of June 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor, relating to the COMM 2014-UBS3 Mortgage Trust securitization transaction, pursuant to which the State Farm Portfolio Mortgage Loan is serviced.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc. By: /s/ Stephen Holmes Name: Stephen Holmes Title: Authorized Signatory

Date:  June 18, 2014

EXHIBIT INDEX

Exhibit Number	Description
5.1	Legality Opinion of Sidley Austin LLP, dated June 18, 2014.
8.1	Tax Opinion of Sidley Austin LLP, dated June 18, 2014 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
99.1
Pooling and Servicing Agreement, dated as of April 1, 2014, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, and Situs Holdings, LLC, as trust advisor, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 securitization transaction, pursuant to which the MSBAM 2014-C15 Serviced Mortgage Loans are serviced.

99.2
Pooling and Servicing Agreement, dated as of June 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor, relating to the COMM 2014-UBS3 Mortgage Trust securitization transaction, pursuant to which the State Farm Portfolio Mortgage Loan is serviced.